Exhibit 10.1

TWELFTH AMENDMENT TO CREDIT AGREEMENT

This Twelfth Amendment to Credit Agreement (this “Twelfth Amendment”) is entered into as of April 15, 2014 (the “Twelfth Amendment Effective Date”), by and among Denbury Resources Inc., a Delaware corporation (“Borrower”), JPMorgan Chase Bank, N.A., as Administrative Agent (“Administrative Agent”), and the financial institutions parties hereto as Banks (hereinafter collectively referred to as “Executing Banks”, and each individually, an “Executing Bank”).

W I T N E S S E T H

WHEREAS, Borrower, Administrative Agent, the other agents party thereto and Banks are parties to that certain Credit Agreement dated as of March 9, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement, including, to the extent applicable, after giving effect to the amendments set forth in Section 1 of this Twelfth Amendment);

WHEREAS, pursuant to the Credit Agreement, Banks have made a Revolving Loan to Borrower and provided certain other credit accommodations to Borrower;

WHEREAS, Borrower has requested that Banks amend certain provisions contained in the Credit Agreement as more specifically provided for herein; and

WHEREAS, subject to and upon the terms and conditions set forth herein, Executing Banks have agreed to Borrower’s request and to enter into this Twelfth Amendment;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and Executing Banks hereby agree as follows:

Section 1.
Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Twelfth Amendment, and subject to the satisfaction or waiver of the conditions precedent set forth in Section 2 hereof, the Credit Agreement shall be amended effective as of the Twelfth Amendment Effective Date in the manner provided in this Section 1.

1.1Additional Definition. Section 1.1 of the Credit Agreement shall be amended to add thereto in alphabetical order the following definition, which shall read in full as follows:

“Twelfth Amendment” means that certain Twelfth Amendment to Credit Agreement dated as of April 15, 2014 among Borrower, Administrative Agent and Banks party thereto.

1.2Amendment to Definition. The definition of “Loan Papers” contained in Section 1.1 of the Credit Agreement shall be amended and restated to read in full as follows:

“Loan Papers” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Eleventh Amendment, the Twelfth Amendment, the Notes, each Facility Guarantee which may now or hereafter be executed, each Borrower Pledge Agreement which may now or hereafter be executed, each Subsidiary Pledge Agreement which may now or hereafter be executed, all Mortgages now or at any time hereafter delivered pursuant to Section 5.1, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

1.3Amendment to Section 2.13 of the Credit Agreement. Section 2.13 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

Section 2.13 Automatic Reduction of Borrowing Base. Simultaneously with the issuance or incurrence by any Credit Party of Additional Permitted Subordinate Debt (other than Refinancing Debt) in accordance with Section 9.1(a)(ii)(A) that occurs after the effectiveness of the Scheduled Redetermination to occur on or about May 1, 2014, the Borrowing Base shall be automatically reduced, without the need for any additional approval by Administrative Agent or Banks, by an amount equal to twenty-five percent (25%) of the principal amount of such Additional Permitted Subordinate Debt (other than Refinancing Debt) issued or incurred; provided, that Borrower shall notify Administrative Agent at least five (5) Domestic Business Days in advance of any such issuance or incurrence of Additional Permitted Subordinate Debt (other than Refinancing Debt). Promptly following any such reduction in the Borrowing Base, Administrative Agent shall notify Borrower and Banks of the amount of the Borrowing Base as reduced, which Borrowing Base shall remain in effect for all purposes of this Agreement until the next Redetermination of the Borrowing Base in accordance with Article IV or any additional reduction of the Borrowing Base in accordance with this Section 2.13.

1.4Amendment to Section 9.1(a)(ii)(A) of the Credit Agreement. Section 9.1(a)(ii)(A) of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

“(A) Additional Permitted Subordinate Debt (other than Refinancing Debt) may not exceed an aggregate principal amount outstanding at any one time of $1,150,000,000, and contemporaneously with any issuance or incurrence of any such Additional Permitted Subordinated Debt (other than Refinancing Debt) by any Credit Party after the effectiveness of the Scheduled Redetermination to occur on or about May 1, 2014 (1) the Borrowing Base shall be automatically reduced pursuant to and in accordance with Section 2.13 and (2) Borrower shall make any mandatory prepayment required by with Section 2.6(b), if applicable.

1.5Amendment to Section 9.1(d)(ii)(B) of the Credit Agreement. The reference to $650,000,000 set forth in Section 9.1(d)(ii)(B) of the Credit Agreement is deleted and replaced with a reference to $1,150,000,000.

Section 2.Conditions Precedent to Amendment. Subject to the satisfaction (or waiver) of the following conditions, the amendments to the Credit Agreement contained in Section 1 hereof shall each be effective on the Twelfth Amendment Effective Date:

2.1Counterparts. Administrative Agent shall have received counterparts hereof duly executed by Borrower and Majority Banks and acknowledged by each Restricted Subsidiary (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, electronic, telecopy, or other written confirmation from such party of execution of a counterpart hereof by such party).

2.2No Default; No Borrowing Base Deficiency. No Default or Event of Default shall have occurred which is continuing, and no Borrowing Base Deficiency then exists.

2.3Other Documents. Administrative Agent shall have been provided with such documents, instruments and agreements, and Borrower shall have taken such actions, in each case as Administrative Agent may reasonably require in connection with this Twelfth Amendment and the transactions contemplated hereby.

Section 3.    Representations and Warranties. To induce Executing Banks and Administrative Agent to enter into this Twelfth Amendment, Borrower hereby represents and warrants to Banks and Administrative Agent as follows as of the Twelfth Amendment Effective Date:

3.1Reaffirm Existing Representations and Warranties. Each representation and warranty of Borrower contained in the Credit Agreement and the other Loan Papers is true and correct in all material respects on the Twelfth Amendment Effective Date, except that any representation or warranty that is qualified by “material” or “Material Adverse Effect” references therein shall be true and correct in all respects.

3.2Due Authorization; No Conflict. The execution, delivery and performance by Borrower of this Twelfth Amendment are within Borrower’s corporate or organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Borrower or any other Credit Party or result in the creation or imposition of any Lien upon any of the assets of Borrower or any other Credit Party other than Liens securing the Obligations.

3.3Validity and Enforceability. This Twelfth Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

3.4No Defense. Borrower acknowledges that Borrower has no defense to (a) Borrower’s obligation to pay the Obligations when due, or (b) the validity, enforceability or binding effect against Borrower of the Credit Agreement or any of the other Loan Papers or any Liens intended to be created thereby.

Section 4.    Miscellaneous.

4.1No Waivers. No failure or delay on the part of Administrative Agent or Banks to exercise any right or remedy under the Credit Agreement, any other Loan Papers or applicable law shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of any right or remedy, all of which are cumulative and may be exercised without notice except to the extent notice is expressly required (and has not been waived) under the Credit Agreement, the other Loan Papers and applicable law.

4.2Reaffirmation of Loan Papers. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations.

4.3Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Twelfth Amendment and all related documents.

4.4Parties in Interest. All of the terms and provisions of this Twelfth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.5Counterparts. This Twelfth Amendment may be executed in counterparts (including, without limitation, by electronic signature), and all parties need not execute the same counterpart; however, no party shall be bound by this Twelfth Amendment until Borrower, Majority Banks and each Restricted Subsidiary have executed a counterpart. Facsimiles and counterparts executed by electronic signature shall be effective as originals.

4.6Complete Agreement. THIS TWELFTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

4.7Headings. The headings, captions and arrangements used in this Twelfth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Twelfth Amendment, nor affect the meaning thereof.

4.8Governing Law. THIS TWELFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Twelfth Amendment to be duly executed by their respective authorized officers effective as of the Twelfth Amendment Effective Date.

[Signature pages follow.]

BORROWER:

DENBURY RESOURCES INC.,
a Delaware corporation

By:	/s/ James S. Matthews
James S. Matthews,
Vice President and General Counsel

Each of the undersigned (1) consent and agree to this Twelfth Amendment, and (2) agree that the Loan Papers to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

DENBURY GATHERING & MARKETING, INC.,
a Delaware corporation

DENBURY HOLDINGS, INC.,
a Delaware corporation (f/k/a Denbury Encore Holdings Inc.)

DENBURY OPERATING COMPANY,
a Delaware corporation (f/k/a EAP Properties, Inc. and successor-by-merger to a previous "Denbury Operating Company")

DENBURY ONSHORE, LLC,
a Delaware limited liability company

DENBURY PIPELINE HOLDINGS, LLC,
a Delaware limited liability company

DENBURY GREEN PIPELINE-TEXAS, LLC,
a Delaware limited liability company

DENBURY GULF COAST PIPELINES, LLC,
a Delaware limited liability company

GREENCORE PIPELINE COMPANY LLC,
a Delaware limited liability company

DENBURY AIR, LLC,
a Delaware limited liability company (f/k/a EAP Operating, LLC)

By:	/s/ James S. Matthews
James S. Matthews,
Vice President and General Counsel

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Twelfth Amendment to Credit Agreement
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ADMINISTRATIVE AGENT/BANK:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Bank

By:	/s/ Mark E. Olson
Mark E. Olson,
Authorized Officer

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BANKS:

BANK OF AMERICA, N.A.

By:	/s/ Joseph Scott
Name:	Joseph Scott
Title:	Director

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BANKS:

WELLS FARGO BANK, N.A.

By:	/s/ Tom K. Martin
Name:	Tom K. Martin
Title:	Director

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BANKS:

THE BANK OF NOVA SCOTIA

By:	/s/ Terry Donovan
Name:	Terry Donovan
Title:	Managing Director

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BANKS:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Michael Spaight
Name:	Michael Spaight
Title:	Authorized Signatory

By:	/s/ Samuel Miller
Name:	Samuel Miller
Title:	Authorized Signatory

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BANKS:

ROYAL BANK OF CANADA

By:	/s/ Jay T. Sartain
Name:	Jay T. Sartain
Title:	Authorized Signatory

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BANKS:

UBS AG, STAMFORD BRANCH

By:	/s/ Jennifer Anderson
Name:	Jennifer Anderson
Title:	Associate Director

By:	/s/ Lisa Murray
Name:	Lisa Murray
Title:	Associate Director

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BANKS:

UNION BANK, N.A.

By:	/s/ Brian Hawk
Name:	Brian Hawk
Title:	Assistant Vice President

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BANKS:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (f/k/a CALYON NEW YORK BRANCH)

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

By:	/s/ Mark Roche
Name:	Mark Roche
Title:	Managing Director

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BANKS:

SANTANDER BANK, N.A.

By:	/s/ Alex Lurye
Name:	Alex Lurye
Title:	Vice President

By:	/s/ Jorge Saavedra
Name:	Jorge Saavedra
Title:	Director

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BANKS:

COMPASS BANK

By:	/s/ Umar Hassan
Name:	Umar Hassan
Title:	Vice President

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BANKS:

CAPITAL ONE NATIONAL ASSOCIATION,
formerly known as Capital One, N.A.

By:	/s/ Victor Ponce de León
Name:	Victor Ponce de León
Title:	Vice President

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BANKS:

COMERICA BANK

By:	/s/ John S. Lesilar
Name:	John S. Lesilar
Title:	Vice President

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BANKS:

ING CAPITAL LLC

By:	/s/ Juli Bieser
Name:	Juli Bieser
Title:	Director

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

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BANKS:

SUNTRUST BANK

By:	/s/ Shannon Juban
Name:	Shannon Juban
Title:	Vice President

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BANKS:

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH

By:	/s/ Daria Mahoney
Name:	Daria Mahoney
Title:	Executive Director

By:	/s/ Richard Antl
Name:	Richard Antl
Title:	Director

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BANKS:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ John Dravenstott
Name:	John Dravenstott
Title:	Vice President

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BANKS:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ John C. Springer
Name:	John C. Springer
Title:	Vice President

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BANKS:

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

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BANKS:

FIFTH THIRD BANK

By:	/s/ Richard C. Butler
Name:	Richard C. Butler
Title:	Senior Vice President

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BANKS:

GOLDMAN SACHS LENDING PARTNERS LLC

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

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